                                                                      Exhibit 24

                               Powers of Attorney

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Susan L. Critzer as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Integ Incorporated for the fiscal year ended December 31, 1998 and all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Signatures                      Position                 Date
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/s/ Mark B. Knudson, Ph.D
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Mark B. Knudson,Ph.D               Chairman of the Board      March 25, 1999



/s/ Frank B. Bennett
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Frank B. Bennett                   Director                   March 25, 1999

/s/ Terrance G. McGuire
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Terrance G. McGuire                Director                   March 25, 1999

/s/ Robert R. Momsen
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Robert R. Momsen                   Director                   March 25, 1999

/s/ Robert S. Nickoloff
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Robert S. Nickoloff                Director                   March 25, 1999

/s/ Walter L. Sembrowich, Ph.D
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Walter L. Sembrowich, Ph.D         Director                   March 25, 1999

/s/ Winston R. Wallin
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Winston R. Wallin                  Director                   March 25, 1999